Trade Accounts Payable	12 Months Ended
Dec. 31, 2024
Trade Accounts Payable [Abstract]
Trade accounts payable

14 Trade accounts payable

Trade accounts payable correspond to the amounts owed to suppliers in the ordinary course of business. If the payment period is equivalent to one year or less, the amount is classified as current liabilities, otherwise the corresponding amount is classified as non-current liabilities. Accounts payable are recognized initially at their fair value and are subsequently measured at amortized cost using the effective interest method. Accounts payable by major type of supplier is as follows:

	December 31, 2024	December 31, 2023
Domestic:
Commodities	1,961,391	1,761,470
Materials and services	3,138,734	3,123,140
Finished products	81,608	38,061
Present value adjustment	(9,685)	(19,642)
	5,172,048	4,903,029

Foreign:
Commodities	20,357	31,354
Materials and services	271,481	320,691
Finished products	1,627	1,979
	293,465	354,024
Total trade accounts payable	5,465,513	5,257,053

Supplier financing:
Domestic	718,884	940,344
Foreign	9,826	7,722
Total supplier financing	728,710	948,066
Total	6,194,223	6,205,119

Supplier financing

The Group engage in supplier financing operations with top-tier financial institutions alongside domestic suppliers. It should be noted that, apart from a relaxation of terms, there were no operational or commercial changes in the process. Additionally, this transaction does not impact the prices set by the suppliers, which remain unchanged compared to the pre-operation values.

The primary objective of the agreement is to optimize payment processing and enable the advancement of receivables to participating suppliers, compared to the original invoice due date. For the Company, this operation does not result in a significant extension of payment terms compared to those previously agreed upon with non-participating suppliers, but it offers the advantage of early receipt to those involved. Additionally, the Company does not incur additional interest on the amounts owed. Therefore, the amounts involved in the transaction are recorded as accounts payable, maintaining the same nature and function as the Company’s other obligations, and are classified as current liabilities as of December 31, 2024 and 2023.

Maturity Date Range:
Consolidated
Trade Payables under Supplier Financing Agreement (days after the invoice date)	10 - 120
Comparable Trade Payables (days after the invoice date)	1 - 120

Commitment to Purchase for Future Delivery

The Group has commitments to purchase cattle for future delivery signed with certain suppliers, in which the Group guarantees the acquisition of cattle for a fixed price, or to be fixed, with no cash effect on the Group until the cattle are delivered. Based on these future delivery contracts, JBJ has already advanced this operation with the banks under the supply chain finance method. As of December 31, 2024, the amount of this transaction was US$58,944 (US$61,926 at December 31, 2023), this operation is recognized as supply chain finance.